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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 27, 2005

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Nevada                     000-28761                 88-0380546
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(State or other jurisdiction    (Commission File Number)    Identification No.)
      of incorporation)                                      (I.R.S. Employer

                      6865 SW 18th Street, Suite B13
                            Boca Raton, Florida 33433
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:   (866) 300-7410

                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01 Entry into a Material Definitive Agreement

         On December 27, 2005, JAG Media Holdings, Inc. a Nevada corporation ("JAG Media"), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of JAG Media ("Merger Sub"), Cryptometrics, Inc., a Delaware corporation ("Cryptometrics"), Robert Barra and Michael A. Vitale entered into an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cryptometrics, with Cryptometrics continuing as the surviving corporation and becoming a wholly owned subsidiary of JAG Media (the "Merger").

         Until JAG Media and Cryptometrics agree otherwise, the Merger Agreement, notwithstanding approval by the Cryptometrics stockholders, may be cancelled with or without any reason at any time by either of them with no liability. In addition, the consummation of the Merger is subject to the fulfillment of various conditions set forth in the Merger Agreement.

         In connection with the Merger, the holders of common stock of Cryptometrics issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be entitled to receive shares of fully paid and nonassessable common stock of JAG Media equal to 7.4656 times the number of shares of JAG Media common stock issued and outstanding at the Effective Time, (i) excluding all shares of JAG Media common stock held in treasury by JAG Media, and (ii) excluding all shares of Series 2 and Series 3 Class B common stock of JAG Media outstanding, but (iii) including as outstanding the relevant number of shares of JAG Media stock into which shares of JAG Media which are still outstanding and can be converted (but have not yet been converted) by virtue of recapitalizations carried out by JAG Media.

         Upon the consummation of the Merger, the holders of JAG Media common stock immediately prior to the Effective Time will own less than 12% of the issued and outstanding common stock of JAG Media and the holders of Cryptometrics common stock immediately prior to the Effective Time will own over 88% of the issued and outstanding common stock of JAG Media. The shares of JAG Media common stock to be received by the Cryptometrics stockholders will be subject to a 12-month lock-up and will not be tradable, except that thirty-five percent (35%) of such shares will be tradable so long as the shares of the Company are listed on the NASDAQ Capital Market.

         At the Effective Time, each outstanding option and warrant to purchase Cryptometrics common stock will be assumed by JAG Media and converted into an option or warrant to purchase JAG Media common stock determined on the same basis as the issuance of JAG Media common stock to the holders of Cryptometrics common stock outstanding at the Effective Time. The option and warrant exercise price per share to purchase JAG Media common stock will be appropriately adjusted.

         Unless the value of the fractional shares of JAG Media common stock which otherwise would have been issued by virtue of the Merger to a Cryptometrics stockholder exceeds an aggregate cash amount of One Dollar ($1.00), a Cryptometrics stockholder will not be entitled to receive a cash payment in lieu of a fractional share of JAG Media common stock.

         The completion of the Merger is subject to various conditions, including, among others, (i) the approval by JAG Media's stockholders of an amendment to JAG Media's articles of incorporation to increase it's authorized shares of common stock from 250,000,000 to 500,000,000, (ii) the approval by JAG Media's stockholders of an amendment to JAG Media's articles of incorporation to change JAG Media's name to Cryptometrics, (iii) the listing of JAG Media's common stock on the NASDAQ Capital Market, and (iv) the delivery by JAG Media and Cryptometrics of disclosure schedules to the Merger Agreement to one another which are satisfactory to both parties by January 18, 2006.


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         In connection with the Merger, and concurrently with the execution of the Merger Agreement, JAG Media entered into a Company Lock Up and Voting Agreement (the "Company Lock Up and Voting Agreement") with Robert Barra and Michael A. Vitale, co-founders and stockholders of Cryptometrics, pursuant to which, among other things, Messrs Barra and Vitale have agreed to vote all shares owned by them in favor of the Merger upon the declaration by the Securities and Exchange Commission of the effectiveness of the registration statement filed by JAG Media to register the shares of JAG Media common stock to be issued to Cryptometrics stockholders and the sale of some of such shares by certain Cryptometrics stockholders in connection with the Merger. The Company Lock Up and Voting Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Company Lock Up and Voting Agreement.

         Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "anticipate, "believe," "expect," "future," "may," "will," "will merge," "should," "plan," "projected," "intend," "upon consummation of the Merger," or "in connection with the Merger" and similar expressions to identify forward-looking statements. These statements are based on JAG Media's beliefs and the assumptions it made using information currently available to it regarding the Merger. Because these statements reflect JAG Media's current views or intentions concerning the Merger, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. The consummation of the Merger is subject to the fulfillment of various conditions set forth in the Merger Agreement, including, among others, the listing of JAG Media's common stock on the NASDAQ Capital Market and the delivery by JAG Media and Cryptometrics of disclosure schedules to the Merger Agreement to one another which are satisfactory to both parties by January 18, 2006. There can be no assurance that such conditions will be satisfied or that the Merger Agreement will not be terminated in accordance with its terms. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release.

         Investors and security holders are urged to read the disclosure documents regarding the proposed merger when they become available because they will contain important information. Investors and security holders will be able to obtain a free copy of such disclosure documents when they become available, as well as other filings containing information about JAG Media without charge, at the SEC's internet site (http://www.sec.gov). Copies of the disclosure documents and the filings with the SEC that will be incorporated by reference in such disclosure documents can also be obtained without charge, when they become available, by directing a request to Thomas J. Mazzarisi, JAG Media Holdings, Inc., 6865 SW 18th Street, Suite B13, Boca Raton, Florida 33433, Tel: (866) 300-7410.

         The directors and officers of JAG Media may be deemed participants in the solicitation of proxies from JAG Media stockholders and Cryptometrics stockholders in connection with the proposed Merger. Information regarding the directors and executive officers of JAG Media is currently available in its Form 10-KSB filed with the Securities and Exchange Commission on November 8, 2005. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the disclosure documents and other relevant materials that will be filed by JAG Media with the Securities and Exchange Commission when they become available.


Item 9.01 Financial Statements and Exhibits.

2.1 Agreement and Plan of Merger, dated as of December 27, 2005, by and among JAG Media Holdings, Inc., Cryptometrics Acquisition, Inc., Cryptometrics, Inc., Robert Barra and Michael A. Vitale and the exhibits thereto

10.1 Company Lock Up and Voting Agreement, dated as of December 27, 2005, by and among JAG Media Holdings, Inc. Robert Barra and Michael A. Vitale

99.1     Press Release dated December 29, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 JAG MEDIA HOLDINGS, INC.


                                 By: /s/ Thomas J. Mazzarisi
                                    ------------------------------------
                                 Name: Thomas J. Mazzarisi
                                 Title: Chairman of the Board, Chief Executive Officer & General Counsel


Dated:  December 30, 2005


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                                INDEX TO EXHIBITS


Exhibit No. Description

2.1 Agreement and Plan of Merger, dated as of December 27, 2005, by and among JAG Media Holdings, Inc., Cryptometrics Acquisition, Inc., Cryptometrics, Inc., Robert Barra and Michael A. Vitale and the exhibits thereto

10.1 Company Lock Up and Voting Agreement, dated as of December 27, 2005, by and among JAG Media Holdings, Inc. Robert Barra and Michael A. Vitale

99.1     Press Release dated December 29, 2005